MFS(R)/Sun Life Series Trust

Bond Series                                 Massachusetts Investors Trust Series
Capital Appreciation Series                 Mid Cap Growth Series
Capital Opportunities Series                Mid Cap Value Series
Emerging Growth Series                      Money Market Series
Emerging Markets Equity Series              New Discovery Series
Global Governments Series                   Research Series
Global Growth Series                        Research Growth and Income Series
Global Total Return Series                  Research International Series
Government Securities Series                Strategic Growth Series
High Yield Series                           Strategic Income Series
International Growth Series                 Strategic Value Series
International Value Series                  Technology Series
Managed Sectors Series                      Total Return Series
Massachusetts Investors Growth Stock Series Utilities Series
                                            Value Series

                        Supplement to Current Prospectus


Effective immediately, the first two paragraphs under the caption "Other Information - Pricing of Series' Shares" in the Trust's prospectus is replaced in their entirely by the following:

The price of each class of the series' shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The New York Stock Exchange is closed on most national holidays and Good Friday. To determine net asset value, each series, except for the Money Market Series, values its assets at current market prices where current market prices are readily available, or at fair value as determined under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. For example, in valuing securities that trade principally on foreign markets, the series use the most recent closing market prices where available from the markets on which they principally trade, unless the most recent closing market prices, in the series' judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the series' valuation time, such closing prices may not be reflective of current market prices and current market prices may not be readily available when the series determines its net asset value, and therefore the series may adjust closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the series' valuation time. The Money Market Series values its assets using the amortized cost method.

Effective immediately, fourth and fifth paragraphs under the caption "Other Information" in the Trust's prospectus are replaced in their entirety by the following:

Right to Reject or Restrict Purchase and Exchange Orders. Purchases and exchanges should be made for investment purposes only. The series reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by an insurance company or retirement plan sponsor through which the transaction is placed. In the event that the series reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The series reserve the right to delay for up to two business days the processing of exchange requests in the event that, in the series' judgment, such delay would be in the series' best interest, in which case both the redemption and purchase side of the exchange will be processed at the conclusion of the delay period.

Excessive Trading Policies. Excessive trading into and out of the series can disrupt portfolio investment strategies and increase series' operating expenses. The series are not designed to accomodate excessive trading practices. The series and their agents reserve the right to restrict, reject or cancel purchase and exchange orders, as described above, which represent excessive trading.

Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the series or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the series and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the series receive purchase, exchange and redemption orders from insurance companies and retirement plans which maintain omnibus accounts with the series. Omnibus account arrangements are common forms of holding shares of a series, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements often permit multiple investors (e.g., contract holders and plan participants) to aggregate their respective share ownership positions and purchase, redeem and exchange series' shares where the identity of the particular shareholder(s) is not known to a series. Therefore, the ability of the series to detect excessive trading practices with respect to shares held through omnibus arrangements is limited, and trading patterns representing a significant percentage of shareholders' account activity may not be monitored by the series.

Effective January 1, 2004, the Investment Advisory Agreement between the Trust and MFS is amended to reduce the management fees paid by certain series of the Trust to MFS to an annual rate of:

     o    Research International Series.............. 0.90% on assets up to $1 billion;
                                                      0.80% on assets in excess
                                                      of $1 billion up to $2
                                                      billion; and
                                                      0.70% on assets in excess
                                                      of $2 billion;

     o    Emerging Markets Equity Series............. 1.05% on assets up to
                                                      $500  million;  and 1.00%
                                                      on assets in excess of
                                                      $500  million;

     o    Global Growth  Series...................... 0.90% on assets up to $1 billion;  0.75% on assets
                                                      in excess of $1 billion up
                                                      to $2 billion; and
                                                      0.65% on assets in excess
                                                      of $2 billion;

     o    International Growth Series................ 0.90% on assets up to
                                                      $1  billion;  0.80% on
                                                      assets in  excess  of $1
                                                      billion  up to $2
                                                      billion;  and  0.70%  on
                                                      assets  in  excess  of  $2
                                                      billion;  and

     o    International Value Series................. 0.90% on assets up to
                                                      $1  billion;
                                                      0.80% on assets in excess
                                                      of $1  billion  up to $2
                                                      billion; and 0.70% on
                                                      assets in excess of $2
                                                      billion.

Effective immediately, the following is added to the prospectus:

Legal Proceedings. Massachusetts Financial Services Company ("MFS"), the series' investment adviser, has been contacted by the United States Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG") and the Bureau of Securities for the State of New Hampshire ("New Hampshire") in connection with their investigations of practices in the mutual fund industry identified as "market timing" mutual fund shares. MFS is cooperating with respect to these investigations. MFS has been informed that the SEC, the NYAG and New Hampshire are considering whether to institute enforcement actions against MFS alleging false and misleading disclosure in certain MFS fund prospectuses and breach of fiduciary duty concerning market timing. MFS continues to discuss these matters with the SEC, the NYAG and New Hampshire. Certain other regulatory authorities are also conducting investigations into these practices within the industry and have requested that MFS provide information to them.

Since December 2003, MFS and Sun Life Financial Inc., along with certain MFS funds and Trustees who serve on the Board of Trustees of these MFS funds, have been named as defendants in class action lawsuits filed in the United States District Court, District of Massachusetts seeking damages of unspecified amounts. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of MFS funds during specified periods. The suits allege that certain defendants permitted market timing and late trading in the MFS funds which allegedly caused financial injury to the funds' shareholders. The defendants are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, sanctions, penalties, damages or injunctions regarding MFS, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance of MFS' mutual fund business.

Although MFS does not believe that these regulatory developments or lawsuits will have a material adverse effect on the series, there can be no assurance that these matters, the ongoing adverse publicity and/or other developments resulting from these matters will not result in increased series' redemptions, reduced sales of series shares, or other adverse consequences for the series.

                The date of this supplement is February 1, 2004.